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                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY
                                                                  --------------


                                6,385,907 SHARES

                      WARRANTS TO PURCHASE 1,596,478 SHARES

                           ACACIA RESEARCH CORPORATION

                   ACACIA RESEARCH - COMBIMATRIX COMMON STOCK

                           PLACEMENT AGENCY AGREEMENT

                                                              September 15, 2005


PIPER JAFFRAY & CO.
U.S. Bancorp Center
800 Nicollet Mall
Minneapolis, Minnesota  55402

Ladies and Gentlemen:

         Acacia Research Corporation, a Delaware corporation (the "COMPANY"), proposes, subject to the terms and conditions contained herein and in the Subscription Agreements in the form of EXHIBIT A attached hereto (the "SUBSCRIPTION AGREEMENTS") entered into with the Investors identified therein (each an "INVESTOR" and, collectively, the "INVESTORS"), to issue and sell an aggregate of (i) 6,385,907 shares (the "SHARES") of common stock, $0.001 par value per share, designated as Acacia Research - CombiMatrix Common Stock (the "AR-COMBIMATRIX COMMON STOCK"), of the Company and (ii) 1,596,478 warrants to purchase AR-CombiMatrix Common Stock substantially in the form of EXHIBIT B attached hereto (the "INVESTOR WARRANTS", such number of warrants being equal to twenty-five percent (25%) of the number of Shares so proposed to be sold by the Company to the Investors) directly to the Investors. The aggregate of 6,385,907 Shares and 1,596,478 Investor Warrants are hereinafter referred to as the "SECURITIES." The shares of AR-CombiMatrix Common Stock issuable upon exercise of the Investor Warrants are hereinafter referred to as the "INVESTOR WARRANT SHARES." The Company desires to engage you as its placement agent (the "PLACEMENT AGENT") in connection with such issuance and sale. The Securities are more fully described in the Registration Statement (as hereinafter defined).

         1. AGREEMENT TO ACT AS PLACEMENT AGENT; DELIVERY AND PAYMENT. On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement:

                  (a) The Placement Agent agrees to act as the Company's exclusive placement agent in connection with the issuance and sale, on a commercially reasonable efforts basis, by the Company of the Securities to the Investors. Upon the occurrence of the Closing (as hereinafter defined), the

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Company shall pay to the Placement Agent seven percent (7.0%) of the gross proceeds received by the Company from the sale of the Securities. The Company acknowledges and agrees that the Placement Agent's engagement hereunder is not an agreement by the Placement Agent or any of its affiliates to underwrite or purchase any securities or otherwise provide any financing. Under no circumstances will the Placement Agent be obligated to purchase any Securities for its own account and, in soliciting purchases of Securities, the Placement Agent shall act solely as the Company's agent and not as principal. Notwithstanding the foregoing, it is understood and agreed that the Placement Agent (or its affiliates) may, solely at its discretion and without any obligation to do so, purchase Securities as principal. The Placement Agent shall have no authority to bind the Company.

                  (b) Payment of the purchase price for, and delivery of, the Securities shall be made at a closing (the "CLOSING") at the offices of Greenberg Traurig, LLP, counsel for the Company, located at 650 Town Center Drive, Suite 1700, Costa Mesa, California at 7:00 a.m., local time, on the third or fourth business day (as permitted under Rule 15c6-1 under the Exchange Act) after the determination of the public offering price of the Securities (such time and date of payment and delivery being herein called the "CLOSING DATE"). All such actions taken at the Closing shall be deemed to have occurred simultaneously.

                  (c) Prior to the Closing, the Placement Agent shall cause each Investor to wire directly to an escrow account designated by the Placement Agent an amount equal to the aggregate purchase price for the number of Securities such Investor has agreed to purchase.

                  (d) On the Closing Date, the Placement Agent shall cause the aggregate purchase price for the Securities to be wired from the Investors or the escrow account referred to in Section 1(c) above to an account designated by the Company and the Company shall deliver, or cause the transfer agent for the Securities to deliver, to each Investor the number of Securities set forth on the signature page to such Investor's Subscription Agreement, which delivery shall be made, with respect to an Investor, in accordance with the procedures set forth in such Investor's executed Subscription Agreement.

                  (e) The purchases of the Securities by each of the Investors shall be evidenced by the execution of a Subscription Agreement substantially in the form attached hereto as EXHIBIT A.

                  (f) Prior to the earlier of (i) the date on which this Agreement is terminated and (ii) the Closing Date, the Company shall not, without the prior written consent of Piper Jaffray & Co., solicit or accept offers to purchase shares of its AR-CombiMatrix Common Stock or other equity or equity-linked securities of the Company (other than pursuant to the exercise of options or warrants to purchase shares of AR-CombiMatrix Common Stock that are outstanding at the date hereof) otherwise than through the Placement Agent.


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         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company
represents and warrants to the Placement Agent and the Investors as of the date hereof and as of the Closing Date, as follows:

                  (a) REGISTRATION STATEMENT. The Company has prepared and filed in conformity with the requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and published rules and regulations thereunder (the "RULES AND REGULATIONS") adopted by the Securities and Exchange Commission (the "COMMISSION") a "shelf" Registration Statement (as hereinafter defined) on Form S-3 (No. 333-112885), which was declared by the Commission to be effective under the Securities Act as of March 17, 2004 (the "EFFECTIVE DATE") including a Base Prospectus, dated as of the Effective Date, relating to the Securities (the "BASE PROSPECTUS"), and such amendments and supplements thereto as may have been required to the date of this Agreement. The Company will next file with the Commission pursuant to Rule 424(b) under the Securities Act a final prospectus supplement to the Base Prospectus (a "PROSPECTUS SUPPLEMENT") describing the Securities and the offering thereof, in such form as has been provided to or discussed with, and approved, by the Placement Agent.

                           The term "REGISTRATION STATEMENT" as used in this
Agreement means the registration statement (including all exhibits, financial schedules and all documents and information deemed to be a part of the Registration Statement pursuant to Rule 430A or 434(d) under the Securities
Act), as of the Effective Date and as amended and/or supplemented to the date of this Agreement. The Registration Statement has been declared effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus (as defined below) has been issued by the Commission and no proceedings for that purpose have been instituted or, to the Company's knowledge, are contemplated by the Commission.

                           The term "PROSPECTUS" as used in this Agreement means
the Base Prospectus together with the Prospectus Supplement, except that if such Base Prospectus is amended or supplemented prior to the date on which the Prospectus Supplement was first filed pursuant to Rule 424, the term "PROSPECTUS" shall refer to the Base Prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement. Any reference herein to the Registration Statement, the Base Prospectus, any Prospectus Supplement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 (the "INCORPORATED DOCUMENTS"), which were filed under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") and any reference herein to the terms "amend," "amendment," or "supplement" with respect to the Registration Statement, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include
(i) the filing of any document under the Exchange Act after the Effective Date, or the date of the Prospectus, as the case may be, which is incorporated by reference and (ii) any such document so filed. If the Company has filed an abbreviated registration statement to register additional Securities pursuant to Rule 462(b) under the Rules (the "462(B) REGISTRATION STATEMENT"), then any reference herein to the Registration Statement shall also be deemed to include such 462(b) Registration Statement.


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                  (b) REGISTRATION STATEMENT AND PROSPECTUS. On the Effective
Date, upon the filing or first delivery to the Investors of the Prospectus, as of the date hereof, and at the Closing Date, the Registration Statement (and any post-effective amendment thereto) and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement to the Registration Statement or the Prospectus) complied and will comply, in all material respects, with the requirements of the Securities Act and the Rules and Regulations and the Exchange Act and the rules and regulations of the Commission thereunder and did not at the Effective Date, does not as of the date hereof and will not as of the Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein (in light of the circumstances under which they were made, in the case of the Prospectus) not misleading. Notwithstanding the foregoing, none of the representations and warranties in this paragraph 2(b) shall apply to statements in, or omissions from, the Registration Statement or the Prospectus, or any amendment or supplement thereto made in reliance upon, and in conformity with, information herein or otherwise furnished in writing by or on behalf of the Placement Agent to the Company expressly for use in the Registration Statement or the Prospectus or any amendment or supplement thereto. The Incorporated Documents, at the time they became effective or were filed with the Commission, complied in all material respects with the requirements of the Exchange Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has not distributed and will not distribute, prior to the completion of the distribution of the Securities, any offering material in connection with the offering and sale of the Securities, other than the Registration Statement and the Prospectus.

                  (c) SUBSIDIARIES. The Company has no significant subsidiaries (as such term is defined in Rule 1-02 of Regulation S-X promulgated by the Commission) other than as listed in SCHEDULE I attached hereto (collectively, the "SUBSIDIARIES"). All of the issued and outstanding shares of capital stock of each of the Subsidiaries have been duly and validly authorized and issued and are fully paid, nonassessable and free of preemptive and similar rights to subscribe for or purchase securities, and, except as listed on Schedule I attached hereto or otherwise described in the Registration Statement and Prospectus, the Company owns directly or indirectly, free and clear of any security interests, claims, liens, proxies, equities or other encumbrances, all of the issued and outstanding shares of such stock.

                  (d) FINANCIAL STATEMENTS. The consolidated financial statements of the Company, together with the related schedules and notes thereto, set forth or incorporated by reference in the Registration Statement and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and fairly present, in all material respects, (i) the consolidated financial condition of the Company and its Subsidiaries as of the dates indicated and (ii) the consolidated results of operations, stockholders' equity and changes in cash flows of the Company and the Subsidiaries for the periods therein specified; and such financial statements and related schedules and notes thereto, comply, in all material respects, as to form with the applicable accounting requirements under the Securities Act and have been prepared in conformity with United States generally accepted accounting principles, consistently applied throughout the


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periods involved (except as otherwise stated therein and subject, in the case of unaudited financial statements, to the absence of footnotes and normal year-end adjustments). No other financial statements or schedules are required by the Securities Act and the Rules and Regulations to be included in the Registration Statement or Prospectus.

                  (e) INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers, LLP (the "AUDITORS"), whose report with respect to the audited consolidated financial statements and schedules of the Company and its Subsidiaries included in the Prospectus, or the Registration Statement, or incorporated by reference therein is, and during the periods covered by its reports, was an independent public accounting firm within the meaning of the Securities Act and the Rules and Regulations.

                  (f) ORGANIZATION. Each of the Company and its Subsidiaries has been duly incorporated or otherwise organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation or organization (as applicable). Each of the Company and its Subsidiaries has full corporate power and authority to own, lease and operate its properties and assets and to conduct its business as described in the Registration Statement and Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which it owns or leases real property or in which the conduct of its business makes such qualification necessary, except where the failure to be so qualified or be in good standing, as the case may be, would not, individually or in the aggregate, have or reasonably be expected to result in, a material adverse effect upon the business, prospects, properties, operations, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT").

                  (g) NO MATERIAL ADVERSE EFFECT. Except as set forth in the Registration Statement or the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been (i) any material adverse change in the business, properties, management, financial condition or results of operations of the Company and its subsidiaries taken as a whole, including any material loss or interference with its respective business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, (ii) any transaction that is material to the Company and its Subsidiaries taken as a whole, (iii) any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Company or its Subsidiaries, which is material to the Company and its Subsidiaries taken as a whole, (iv) any change in the capital stock or outstanding indebtedness of the Company or its Subsidiaries (subject to the issuance of shares of Common Stock upon exercise of stock options or warrants disclosed as outstanding in the Registration Statement and Prospectus and the grant of options under existing stock option plans described in the Registration Statement and Prospectus) or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company.

                  (h) LEGAL PROCEEDINGS. Except as set forth in the Registration statement and the Prospectus, there is not pending or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding to which the Company or any of its Subsidiaries is a party or of which any property or assets of the Company or any of its Subsidiaries is the subject before or by any court or governmental agency, authority or body, or any arbitrator, which, individually or in the aggregate, would reasonably be expected to result in any Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under this Agreement and the Subscription Agreements.


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                  (i) SUFFICIENCY OF DISCLOSURE. There are (i) no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Registration Statement and Prospectus that have not been so described and (ii) there are no affiliate transactions, off-balance sheet transactions, contracts, licenses, agreements, leases or other documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed as required.

                  (j) DUE AUTHORIZATION AND ENFORCEABILITY. The Company has full legal power and authority to enter into this Agreement and the Subscription Agreements and to consummate the transactions contemplated hereby and thereby. This Agreement and each of the Subscription Agreements have been duly authorized, executed and delivered by the Company, and constitute valid, legal and binding obligations of the Company, enforceable in accordance with their terms, except as rights to indemnity hereunder may be limited by applicable laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally or subject to general principles of equity.

                  (k) THE SHARES. The Shares have been duly and validly authorized by the Company and, when issued, delivered and paid for in accordance with the terms of this Agreement, will have been duly and validly issued and will be fully paid and nonassessable; and the capital stock of the Company, including the AR-CombiMatrix Common Stock, conforms to the description thereof in the Registration Statement and Prospectus. Except as otherwise stated in the Registration Statement and Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of AR-CombiMatrix Common Stock pursuant to the Company's charter, bylaws or any agreement or other instrument to which the Company is a party or by which the Company is bound that have not been waived or complied with.

                  (l) INVESTOR WARRANTS. The Company has the full right, power and authority to enter into the Investor Warrants and to perform and discharge its obligations thereunder. The Investor Warrants have been duly and validly authorized by the Company and upon delivery to the Investors at the Closing Date will be duly issued and will constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally or subject to general principles of equity. The Investor Warrant Shares have been duly authorized and reserved for issuance upon the exercise of the Investor Warrants and when issued upon payment of the exercise price therefor will be validly issued, fully paid and nonassessable.


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                  (m) NO CONFLICTS. The execution, delivery and performance by the Company of this Agreement, the Investor Warrants, and each of the Subscription Agreements and the consummation of the transactions herein and therein contemplated, including the issuance and sale of the Securities, will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution of any lien, charge or encumbrance upon any properties or assets of the Company or its Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws of the Company or any of its Subsidiaries or (iii) result in any violation of any franchise, license, permit, statute, law, rule or regulation applicable to the Company or any judgment, order or decree of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties or assets, except, in the case of each of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

                  (n) NO CONSENTS REQUIRED. No consent, approval, authorization, filing with or order of or registration with, any court or governmental agency or body, or approval of the shareholders of the Company, is required for the execution, delivery and performance of this Agreement, the Investor Warrants, and each of the Subscription Agreements or for the consummation of the transactions contemplated hereby and thereby, including the issuance or sale of the Securities by the Company, except such as have been obtained or made, or contemplated by this paragraph 2(n) to be obtained or made.

                  (o) CAPITALIZATION. All of the issued and outstanding shares of capital stock of the Company, including the outstanding shares of AR-CombiMatrix Common Stock, are duly authorized and validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities that have not been waived in writing. As of the date hereof and as of the Closing Date, the Company has or will have, as the case may be, an authorized, issued and outstanding capitalization as is set forth in the Registration Statement and the Prospectus (subject, in each case, to the issuance of shares of Common Stock upon exercise of stock options and warrants disclosed as outstanding in the Registration Statement and the Prospectus and grant of options under existing stock option plans described in the Registration Statement and the Prospectus, and such authorized capital stock conforms to the description thereof set forth in the Registration Statement and the Prospectus. Except as described in the Registration Statement and the Prospectus, as of the date referred to therein, the Company did not have outstanding any options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company or any Subsidiary of the Company any shares of the capital stock of the Company or any Subsidiary of the Company.

                  (p) TITLE TO REAL AND PERSONAL PROPERTY. The Company and each of its Subsidiaries has good and valid title to all property (whether real or personal) described in the Registration Statement and Prospectus as being owned by each of them, in each case free and clear of all liens, claims, security interests, other encumbrances or defects except such as are described in the Registration Statement and the Prospectus and those that do not materially and


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adversely affect the value of such property and do not materially interfere with the use made of such property by the Company. All of the property described in the Registration Statement and the Prospectus as being held under lease by the Company or a Subsidiary is held thereby under valid, subsisting and enforceable leases.

                  (q) TITLE TO INTELLECTUAL PROPERTY. The Company and its Subsidiaries own, possess, license or have other rights to use all foreign and domestic patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, Internet domain names, know-how and other intellectual property, necessary for the conduct of CombiMatrix Group's (as defined in the Prospectus) businesses as now conducted or as proposed in the Prospectus to be conducted (collectively, the "INTELLECTUAL PROPERTY"). Except as set forth in the Prospectus, (a) the Company has not received written notice, and has no knowledge of, any rights of third parties to any such Intellectual Property; (b) to the Company's knowledge, there is no infringement by third parties of any such Intellectual Property; (c) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the Company's and its Subsidiaries' rights in or to any such Intellectual Property; (d) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property; (e) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company and its Subsidiaries infringe or otherwise violate any patent, trademark, copyright, trade secret or other proprietary rights of others; (f) to the Company's knowledge, there is no third-party U.S. patent or published U.S. patent application which contains claims for which an Interference Proceeding (as defined in 35 U.S.C. ss. 135) has been commenced against any patent or patent application which constitutes the Intellectual Property described in the Prospectus; and (g) the Company and its Subsidiaries have taken all steps necessary to perfect its ownership of the Intellectual Property, in each of clauses (a)-(g) except for such infringement, conflict or action which would not, singularly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

                  (r) NO VIOLATION OR DEFAULT. Neither the Company nor any of its Subsidiaries is (i) in violation of any provision of its charter or bylaws or similar organizational documents, (ii) is in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant, or condition of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, or (iii) is in violation in any respect of any statute, law, rule, regulation, ordinance, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, its Subsidiaries or any of its properties of which it has knowledge, as applicable, except, with respect to clauses (ii) and (iii), any violations or defaults which, singularly or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

                  (s) PERMITS. The Company and each of its Subsidiaries has made all filings, applications and submissions required by, and possesses all approvals, licenses, certificates, certifications, clearances, consents, exemptions, marks, notifications, orders, permits and other authorizations issued by, the appropriate federal, state or foreign regulatory authorities necessary to conduct its businesses as described in the Registration Statement


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and the Prospectus (collectively, "PERMITS"), except for such Permits the failure of which to obtain would not reasonably be expected to result in a Material Adverse Effect, and is in compliance with the terms and conditions of all such Permits; all of such Permits held by the Company and each of its Subsidiaries are valid and in full force and effect; there is no pending or, to its knowledge, threatened action, suit, claim or proceeding which may cause any such Permit to be limited, revoked, cancelled, suspended, modified or not renewed, except for such limitations, revocations, cancellations, suspensions, modifications or non-renewals that would not reasonably be expected to result in a Material Adverse Effect; and the Company and each of its Subsidiaries has not received any notice of proceedings relating to the limitation, revocation, cancellation, suspension, modification or non-renewal of any such Permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business and has no reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course.

                  (t) TAXES. The Company and its Subsidiaries have timely filed all federal, state, local and foreign income and franchise tax returns (or timely filed applicable extensions therefore) required to be filed and are not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any which the Company or any of its Subsidiaries is contesting in good faith and for which adequate reserves have been provided.

                  (u) LISTING. The AR-CombiMatrix Common Stock (including the Shares and Investor Warrant Shares) is registered pursuant to Section 12(g) of the Exchange Act and the Company, in the two years preceding the date hereof, has not received any notification (written or oral) from the Nasdaq National Market, any stock exchange, market or trading facility on which the AR-CombiMatrix Common Stock is or has been listed (or on which it has been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange, market or trading facility. The Company shall comply with all requirements of the Nasdaq National Market with respect to the issuance of the Securities and shall use its best efforts to have the Shares and the Investor Warrant Shares listed on the Nasdaq National Market on or before the Closing Date.

                  (v) INTERNAL CONTROLS. The Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.


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

                  (w) DISCLOSURE CONTROLS. The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15e and 15d-15e under the Exchange Act), which (i) are designed to ensure that material information relating to the Company is made known to the Company's principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) provide for the periodic evaluation of the effectiveness of such disclosure controls and procedures as of the end of each of the Company's quarterly and annual fiscal periods; and (iii), as of the end of the periods covered by each periodic report filed under the Exchange Act and incorporated by reference into the Prospectus, were effective in all material respects to perform the functions for which they were established. The Company's auditors and the Audit Committee of the Board of Directors have been advised of (i) any significant deficiency in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data or any material weaknesses in internal controls; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls. Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no changes that have materially affected, or are reasonably likely to materially affect, the Company's internal control over financial reporting, including any corrective actions with regard to significant deficiencies and material weaknesses.

                  (x) NO UNDISCLOSED RELATIONSHIPS. No relationship, direct or indirect, exists between or among the Company on the one hand and the directors, officers, stockholders, customers or suppliers of the Company on the other hand which is required to be described in the Prospectus and which is not so described.

                  (y) NO REGISTRATION RIGHTS. Except as described in the Prospectus, no person or entity has the right, contractual or otherwise, to require registration of shares of AR-CombiMatrix Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement or otherwise, except for persons and entities who have expressly waived such right or who have been given proper notice and have failed to exercise such right within the time or times required under the terms and conditions of such right, and the Company is not required to file any registration statement for the registration of any securities of any person or register any such securities pursuant to any other registration statement filed by the Company under the Securities Act for a period of at least 180 days after the Effective Date.

                  (z) SARBANES-OXLEY ACT. The principal executive officer and principal financial officer of the Company have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "SARBANES-OXLEY ACT") with respect to all reports, schedules, forms, statements and other documents required to be filed by it with the Commission, and the statements contained in any such certification are complete and correct. The Company, and to its knowledge after due inquiry, all of the Company's directors or officers, in their capacities as such, is in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act (and intends to comply with all applicable provisions that are not yet effective upon effectiveness).

                  (aa) COMPLIANCE WITH ENVIRONMENTAL LAWS. (i) The Company and each of its Subsidiaries is in compliance in all material respects with all rules, laws and regulation relating to the use, treatment, storage and disposal of toxic substances and protection of human health and safety or the environment ("ENVIRONMENTAL LAWS") which are applicable to its business, except where the failure to comply would not reasonably be expected to result in a Material Adverse Effect; (ii) neither the Company nor its Subsidiaries has received any written notice from any governmental authority or third party of an asserted claim under Environmental Laws; (iii) the Company and each of its Subsidiaries has received all material permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance with all material terms and conditions of any such permit, license or approval, except where the failure to receive or comply would not reasonably be expected to result in a Material Adverse Effect; (iv) to the Company's knowledge, no facts currently exist that will require the Company or any of its Subsidiaries to make future material capital expenditures to comply with Environmental Laws; and (v) no property which is or has been owned, leased or occupied by the Company or its Subsidiaries has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation of Liability Act of 1980, as amended (42 U.S.C. Section 9601, et. seq.) ("CERCLA") or otherwise designated as a contaminated site under applicable state or local law. Neither the Company nor any of its Subsidiaries has been named as a "potentially responsible party" under CERCLA.

                  (bb) COMPLIANCE WITH ERISA. Each of the Company and its Subsidiaries has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974 ("ERISA") and the regulations and published interpretations thereunder with respect to each "PLAN" (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company and its Subsidiaries are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. No "PROHIBITED TRANSACTION" (as defined in Section 406 of ERISA, or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "CODE")) has occurred with respect to any employee benefit plan which could reasonably be expected to result in a Material Adverse Effect. The Company and each of its Subsidiaries has not incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA.

                  (cc) NO LABOR DISPUTES. No labor problem or dispute with the employees of the Company or any of its Subsidiaries exists or, to the Company's knowledge, is threatened or imminent, which would reasonably be expected to result in a Material Adverse Effect. The Company is not aware that any key employee or significant group of employees of the Company or any of its Subsidiaries plans to terminate employment with the Company or any such Subsidiary.

                  (dd) INSURANCE. The Company and each of its Subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged or propose to engage after giving effect to the transactions described in the Prospectus; all policies of insurance and fidelity or surety bonds insuring the Company and each of its Subsidiaries and their businesses, assets, employees, officers and directors are in full force and effect; the Company and each of its Subsidiaries is in compliance with the terms of such policies and instruments in all material respects; and the Company and each of its Subsidiaries has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that is not materially greater than the current cost, except where the failure to obtain would not reasonably be expected to result in a Material Adverse Effect.

                  (ee) NO STABILIZATION. Neither the Company nor any of its Subsidiaries nor, to its knowledge, any of their officers, directors, affiliates or controlling persons has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company.

                  (ff) INVESTMENT COMPANY ACT. Neither the Company nor any of its Subsidiaries is or, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will be required to register as an "investment company" as defined in the Investment Company Act of 1940, as amended.

                  (gg) NO BROKER'S FEES. Neither the Company nor any of its Subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or its Subsidiaries or the Placement Agent for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Securities.

                  (hh) CONTRACTS. Each description of a contract, document or other agreement in the Registration Statement and the Prospectus accurately reflects in all material respects the terms of the underlying contract, document or other agreement. Each contract, document or other agreement described in the Registration Statement and Prospectus or listed in the exhibits to the Registration Statement or incorporated therein by reference is in full force and effect, unless validly terminated in accordance with the provisions thereof, and is valid and enforceable by and against the Company or its Subsidiary, as the case may be, in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally and subject to general principles of equity. Neither the Company nor any of its Subsidiaries, if a Subsidiary is a party, nor to the Company's knowledge, any other party, is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.

                  (ii) FORWARD-LOOKING STATEMENTS. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement and the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

                  (jj) CORPORATE RECORDS. All existing minute books of the Company and each of its Subsidiaries, including all existing records of all meetings and actions of the board of directors (including, Audit, Compensation and Nomination/Corporate Governance Committees) and stockholders of the Company through the date of the latest meeting and action (collectively, the "CORPORATE RECORDS") have been made available to the Placement Agent and counsel for the Placement Agent. All such Corporate Records are complete in all material respects and accurately and fairly reflect, in reasonable detail, all transactions referred to in such Corporate Records.

                  (kk) FOREIGN CORRUPT PRACTICES. Neither the Company nor any of its Subsidiaries, nor, to the knowledge of the Company, any director, officer, agent or employee of the Company or its Subsidiaries, has, directly or indirectly, while acting on behalf of the Company or its Subsidiaries (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; (iv) made any other unlawful bribe, rebate, payoff, influence, kickback or payment to any foreign or domestic government official or employee.

                  (ll) OFF-BALANCE SHEET ARRANGEMENTS. There are no material off-balance sheet arrangements (as defined in Item 303 of Regulation S-K) that have or would reasonably be likely to have a material current or future effect on the Company's financial condition, revenues or expenses, changes in financial condition, results of operations, liquidity, capital expenditures or capital resources, including those off-balance sheet transactions described in the Commission's Statement about Management's Discussion and Analysis of Financial Conditions and Results of Operations (Release Nos 33-8056; 34-45321; FR-61), required to be described in the Prospectus which have not been so described.

                  (mm) REGULATORY FILINGS. Each of the Company and its Subsidiaries has filed with the applicable regulatory authorities all filings, declarations, listings, registrations, reports and submissions required to be filed, except for Current Reports on Form 8-K where the failure to file would not cause the Company to lose its eligibility for use of a registration statement on Form S-3; all such filings, declarations, listings, registrations, reports or submissions were in compliance with applicable laws when filed and no deficiencies have been asserted by any applicable regulatory authority with respect to any such filings, declarations, listings, registrations, reports or submissions. To the Company's knowledge, there are no affiliations or associations between any member of the National Association of Securities Dealers, Inc. (the "NASD") and any of the Company's officers, directors or any five percent (5%) or greater shareholders of the Company, except as set forth in the Registration Statement and the Prospectus or otherwise disclosed in writing to the Placement Agent.

                  (nn) NASD REVIEW. The Company satisfies the pre-1992 eligibility requirements for the use of a registration statement on Form S-3 in connection with the Offering contemplated thereby (the pre-1992 eligibility requirements for the use of the registration statement on Form S-3 include (i) having a non-affiliate, public common equity float of at least $150 million or a non-affiliate, public common equity float of at least $100 million and annual trading volume of at least three million shares and (ii) having been subject to the Exchange Act reporting requirements for a period of 36 months).

         Any certificate signed by any officer of the Company and delivered to the Placement Agent or to counsel for the Placement Agent shall be deemed a representation and warranty by the Company to the Placement Agent as to the matters covered thereby.

         3. DELIVERY AND PAYMENT. On the Closing Date, in accordance with the terms and conditions of each Investor's respective Subscription Agreement, the Company shall sell to, and the Investor(s) shall purchase, the number of Shares and Investor Warrants reflected on such Investor's Subscription Agreement against payment by such Investor of such Investor's aggregate purchase price therefor reflected in the Investor's Subscription Agreement.

         4. COVENANTS. The Company covenants and agrees with the Placement Agent as follows:

                  (a) EFFECTIVENESS. The Registration Statement has become effective, and if Rule 430A is used or the filing of the Prospectus Supplement is otherwise required pursuant to Rule 424(b), the Company shall prepare the Prospectus Supplement in a form approved by the Placement Agent and file such Prospectus pursuant to Rule 424(b) not later than the Commission's close of business on the business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by the Rules and Regulations.

                  (b) AMENDMENTS OR SUPPLEMENTS. The Company will not, during such period as the Prospectus would be required by law to be delivered in connection with sales of the Securities by the Placement Agent or a dealer in connection with the offering contemplated by this Agreement, file any amendment or supplement to the Registration Statement or the Prospectus, except as required by law, unless a copy thereof shall first have been submitted to the Placement Agent within a reasonable period of time prior to the filing thereof and the Placement Agent shall not have reasonably objected thereto in good faith.

                  (c) NOTICE TO PLACEMENT AGENT. The Company agrees (i) for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, to advise the Placement Agent promptly after it receives notice thereof, of the time when any post-effective amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Placement Agent with copies thereof; (ii) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 15 or 15(d) of the Exchange Act subsequent to the date of the Prospectus Supplement and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; (iii) to advise the Placement Agent, promptly after it receives notices thereof, (x) of any request by the Commission to amend the Registration Statement or to amend or supplement the Prospectus or for additional information with respect thereto, (y) of the issuance by the Commission, of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any order directed at any document incorporated by reference therein or any amendment or supplement thereto or any order preventing or suspending the use of the Prospectus or any amendment or supplement thereto, or (z) of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the institution or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, (iv) in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or suspending any such qualification, promptly to use its reasonable best efforts to obtain the withdrawal of such order.

                  (d) ONGOING COMPLIANCE OF THE PROSPECTUS. If, at any time when a Prospectus relating to the Securities is required to be delivered under the Act, the Company becomes aware of the occurrence of any event as a result of which the Prospectus, as then amended or supplemented, would, in the reasonable judgment of counsel to the Company or counsel to the Placement Agent, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or the Registration Statement, as then amended or supplemented, would, in the reasonable judgment of counsel to the Company or counsel to the Placement Agent, include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, or if for any other reason it is necessary, in the reasonable judgment of counsel to the Company or counsel to the Placement Agent, at any time to amend or supplement the Prospectus or the Registration Statement to comply with the Act or the Rules and Regulations, the Company will promptly notify the Placement Agent and, subject to Section 4(b) hereof, will promptly prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance and will deliver to the Placement Agent, without charge, such number of copies thereof as the Placement Agent may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the Placement Agent, and the Placement Agent agrees to provide to each Investor, prior to the Closing, a copy of the Prospectus and any amendments or supplements thereto.

                  (e) DELIVERY OF COPIES. To deliver promptly to the Placement Agent and its counsel such number of the following documents as the Placement Agent shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits), (ii) so long as a prospectus relating to the Securities is required to be delivered under the Securities Act, as many copies of the Prospectus or any amendment or supplement thereto; (iii) any document incorporated by reference in the Prospectus and (iv) all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Securities under the Securities Act. The Company will pay the expenses of printing or other production of all documents relating to the Offering.

                  (f) USE OF PROCEEDS. The Company will apply the net proceeds from the sale of the Securities in the manner set forth in the Prospectus [Supplement] under the heading "Use of Proceeds".

                  (g) REPORTS. During a period of three years commencing with the date hereof, the Company will furnish to the Placement Agent, copies of all periodic and special reports furnished to the stockholders of the Company and all information, documents and reports filed with the Commission, the NASD, Nasdaq or any securities exchange (other than any such information, documents and reports that are filed with the Commission electronically via EDGAR or any successor system).

                  (h) BLUE SKY COMPLIANCE. The Company will promptly take from time to time such actions as the Placement Agent may reasonably request to qualify the Securities for offering and sale under the securities, or blue sky, laws of such jurisdictions as the Placement Agent may designate and to continue such qualifications in effect for so long as required for the distribution of the Securities and will pay the fee, if any, of the NASD in connection with its review of the Offering. The Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

                  (i) LOCK-UP PERIOD. For a period of 90 days after the date hereof (the "LOCK-UP Period"), the Company will not directly or indirectly, (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of AR-CombiMatrix Common Stock, any securities convertible into or exercisable or exchangeable for AR-CombiMatrix Common Stock; or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the AR-CombiMatrix Common Stock, whether any such transaction described in clause
(1) or (2) above is to be settled by delivery of AR-CombiMatrix Common Stock or such other securities, in cash or otherwise, without the prior written consent of Piper Jaffray & Co. (which consent may be withheld in its sole discretion), other than (i) the Securities to be sold, (ii) securities issued pursuant to stock option plans, deferred compensation plans, restricted stock plans and employee stock purchase plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement; (iii) the issuance by the Company of any shares of AR-CombiMatrix Common Stock pursuant to the exercise of the Investor Warrants or as consideration for mergers, acquisitions, other business combinations, or strategic alliances, occurring after the date of this Agreement, provided that each recipient of shares pursuant to this clause (iii) agrees that all such shares remain subject to restrictions substantially similar to those contained in this subsection; (iv) the offer, issuance or sale of any securities of the Company in exchange for any "underwater" options of the Company; or (v) the purchase or sale of the Company's securities pursuant to a plan, contract or instruction that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) that was in effect prior to the date hereof. Notwithstanding the foregoing, for the purpose of allowing the Placement Agent to comply with NASD Rule 2711(f)(4), if (1) during the last 17 days of the Lock-Up Period, the Company releases earnings results or publicly announces other material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16 day period beginning on the last day of the Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18 day period beginning on the date of release of the earnings results or the public announcement regarding the material news or the occurrence of the material event, as applicable, unless Piper Jaffray & Co. waives, in writing, such extension. The Company agrees not to accelerate the vesting of any option or warrant or the lapse of any repurchase right prior to the expiration of the Lock-Up Period.

                  (j) LOCK-UP AGREEMENTS. The Company will cause each of its executive officers and directors whose names are set forth on EXHIBIT D hereto to furnish to the Placement Agent, prior to the Closing Date, a letter, substantially in the form of EXHIBIT C hereto (the "LOCK-UP AGREEMENT"). The Company will enforce the terms of each Lock-Up Agreement and issue stop transfer instructions to the transfer agent for the AR-CombiMatrix Common Stock with respect to any transaction or contemplated transaction that would constitute a breach or default under the applicable Lock-Up Agreement.

                  (k) PRESS RELEASES. Prior to the Closing Date, the Company will not issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its Subsidiaries, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Placement Agent is notified), without the prior written consent of the Placement Agent, unless in the reasonable judgment of the Company and its counsel, and after notification to the Placement Agent, such press release or communication is required by law.

                  (l) COMPLIANCE WITH LAWS. The Company will comply in all material respects with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and use its best efforts to cause the Company's directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.

                  (m) MAINTENANCE OF INTERNAL PROCEDURES. The Company and its Subsidiaries will maintain such controls and other procedures, including without limitation those required by Sections 302 and 906 of the Sarbanes-Oxley Act and the applicable regulations thereunder, that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms, including without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company's management, including its principal executive officer and its principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure, to ensure that material information relating to Company, including its Subsidiaries, is made known to them by others within those entities.

                  (n) TRANSFER AGENT. The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Securities.

                  (o) RESERVATION OF STOCK. The Company shall reserve and keep available at all times a sufficient number of shares of AR-CombiMatrix Common Stock for the purpose of enabling the Company to issue the Investor Warrant Shares.

                  (p) LISTING. The Company shall use its best efforts to cause the qualification of the Shares for quotation on the Nasdaq National Market.

         5. PAYMENT OF EXPENSES. The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay or cause to be paid all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to costs and expenses of or relating to (i) the preparation, printing, filing, delivery, and shipping (including costs of mailing) of the Registration Statement (including the financial statements therein and all amendments, schedules, and exhibits thereto), the Base Prospectus, each Prospectus Supplement, the Prospectus, and any amendment thereof or supplement thereto,
(ii) the registration, issue, sale and delivery of the Securities including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Securities and the printing, delivery, and shipping of the certificates representing the Securities, (iii) all filing fees and fees and disbursements of the Placement Agent's counsel incurred in connection with the registration or qualification of the Securities for offering and sale by the Company under the securities or blue sky laws of such jurisdictions designated pursuant to Section 4(i), including the preparation and printing of preliminary, supplemental and final Blue Sky Memoranda, (iv) the fees and expenses of any transfer agent or registrar for the Securities, (v) fees, disbursements and other charges of counsel to the Company, (vi) if applicable, the filing fees of the NASD in connection with its review of the terms of the public offering and reasonable fees and disbursements of counsel for the Placement Agent in connection with such review (including all COBRADesk fees), (vii) listing fees, if any, for the quotation of the AR-CombiMatrix Common Stock on the Nasdaq National Market, (viii) fees and disbursements of the Auditors incurred in delivering the letter(s) described in Section 6(g) of this Agreement, and (ix) the reasonable costs and expenses of the Company and the Placement Agent incurred in connection with the marketing of the offering and the sale of the Securities to prospective investors including, but not limited to, those related to any presentations or meetings undertaken in connection therewith including, without limitation, (A) expenses associated with the production of road show slides and graphics, (B) fees and expenses of any consultants engaged with the consent of the Company in connection with the road show presentations, and (C) travel, lodging and other expenses incurred by the officers of the Company and any such consultants.

         6. CONDITIONS OF PLACEMENT AGENT'S OBLIGATIONS. The obligations of the Placement Agent hereunder are subject to the following conditions:

                  (a) No stop order suspending the effectiveness of the Registration Statement or the qualification or registration of the Securities under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceedings for that purpose shall have been initiated or threatened by any securities or other governmental authority (including, without limitation, the Commission), and any request for additional information on the part of the staff of any securities or other governmental authority (including, without limitation, the Commission) shall have been complied with to the satisfaction of the staff of the Commission or such other authorities and after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Placement Agent and the Placement Agent did not reasonably object thereto in good faith.

                  (b) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been (i) any change in the capital stock or long-term debt of the Company or any of its Subsidiaries or any change, or any development involving a prospective change, whether or not arising from transactions in the ordinary course of business, in or affecting the business, general affairs, management, financial position, stockholders' equity, results of operations or prospects of the Company and its Subsidiaries, taken as a whole, or (ii) any loss or interference with its business from fire, explosion, storm, flood, act of war, terrorist act or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in or contemplated by the Registration Statement or the Prospectus, the effect of which, in any such case described in clauses (i) and (ii) above, is, in the judgment of the Placement Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by the Prospectus.

                  (c) The Placement Agent shall not have discovered and disclosed to the Company on or prior to the Closing Date that (i) the Registration Statement, or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of the Placement Agent, is material, or omits to state any fact which, in the opinion of the Placement Agent, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or (ii) the Prospectus, or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of the Placement Agent, is material, or omits to state any fact which, in the opinion of the Placement Agent, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) Each of the representations and warranties of the Company contained herein shall be true and correct at the Closing Date, as if made on such date, and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date shall have been duly performed, fulfilled or complied with.

                  (e) The Placement Agent shall have received from Greenberg Traurig, LLP, corporate counsel to the Company, such counsel's written opinion, addressed to the Placement Agent and the Investors and dated the Closing Date, in form and substance as is set forth on EXHIBIT E attached hereto. Such counsel shall also have furnished to the Placement Agent and the Investors a written statement, addressed to the Placement Agent and the Investors and dated the Closing Date, in form and substance reasonably satisfactory to the Placement Agent as set forth in EXHIBIT F attached hereto.

                  (f) The Placement Agent shall have received from Lowenstein Sandler PC, such opinion or opinions, dated the Closing Date and addressed to the Placement Agent, covering such matters as are customarily covered in transactions of this type, and the Company shall have furnished to such counsel such documents as it requests for the purpose of enabling it to pass upon such matters.

                  (g) Concurrently with the execution and delivery of this Agreement, or, if the Company elects to rely on Rule 430A, on the date of the Prospectus Supplement, the Auditors shall have furnished to the Placement Agent a letter, dated the date of its delivery (the "ORIGINAL LETTER"), addressed to the Placement Agent and in form and substance reasonably satisfactory to the Placement Agent, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters. At the Closing Date, the Auditors shall have furnished to the Placement Agent a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the Original Letter, that nothing has come to their attention during the period from the date of the Original Letter referred to in the prior sentence to a date (specified in the letter) not more than three days prior to the Closing Date which would require any change in the Original Letter if it were required to be dated and delivered at the Closing Date .

                  (h) The Placement Agent shall have received on the Closing Date a certificate, addressed to the Placement Agent and the Investors and dated the Closing Date, of the chief executive or chief operating officer and the chief financial officer or chief accounting officer of the Company to the effect that:

                           (i) the representations, warranties and agreements of
the Company in this Agreement were true and correct when made and are true and correct as of the Closing Date; and the Company has complied with all agreements and satisfied all the conditions on its part required under this Agreement to be performed or satisfied at or prior to the Closing Date;

                           (ii) the Registration Statement is effective and, to
their knowledge, as of the Closing Date, no stop order or other order suspending the effectiveness of the Registration Statement or any amendment thereof or the qualification of the Securities for offering or sale has been issued, and no proceeding for that purpose has been instituted or are pending before or are contemplated by the Commission or any state or regulatory body;

                           (iii) the signers of said certificate have carefully
examined the Registration Statement and the Prospectus, and any amendments thereof or supplements thereto (and any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus), and (A) the Registration Statement, or any amendment thereof, does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented, does not include any untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading in any material respect; and

                           (iv) subsequent to the date of the most recent
financial statements included or incorporated by reference in the Prospectus, there has been no change in the financial position or results of operation of the Company and its Subsidiaries that would reasonably be expected to result in a Material Adverse Effect, or any change, or any development including a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company and its Subsidiaries taken as a whole, except as set forth in the Prospectus.

                  (i) The Shares and the Investor Warrant Shares shall have been approved for quotation on the Nasdaq National Market and listed and admitted and authorized for trading on the Nasdaq National Market, subject only to official notice of issuance. Satisfactory evidence of such actions shall have been provided to the Placement Agent.

                  (j) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Securities.

                  (k) The Prospectus Supplement shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act before 5:30 P.M. New York City time on the business day after the date of this Agreement.

                  (l) The Company shall have prepared and filed with the Commission a Current Report on Form 8-K with respect to the transactions contemplated hereby, including as an exhibit thereto this Agreement and any other documents relating thereto.

                  (m) The Company shall have entered into Subscription Agreements with each of the Investors.

                  (n) The NASD shall have raised no objection to the fairness and reasonableness of the placement agency terms and arrangements.

                  (o) The Placement Agent shall have received copies of the executed Lock-Up Agreements executed by each person listed on EXHIBIT D hereto, and such Lock-Up Agreements shall be in full force and effect on the Closing Date.

                  (p) Prior to the Closing Date, the Company shall have furnished to the Placement Agent such further information, certificates or documents as the Placement Agent shall have reasonably requested.

         All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Placement Agent. The Company will furnish you with such conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request.

         7. INDEMNIFICATION AND CONTRIBUTION.

                  (a) INDEMNIFICATION OF THE PLACEMENT AGENT. The Company agrees to indemnify and hold harmless the Placement Agent against any losses, claims, damages or liabilities, joint or several, to which such Placement Agent may become subject, under the Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the AR-CombiMatrix Common Stock ("MARKETING MATERIALS"), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any breach of the representations and warranties of the Company contained herein, (iv) any failure of the Company to perform its obligations hereunder or under law, or (v) any act or failure to act or alleged act or failure to act by such Placement Agent in reliance upon (i), (ii), (iii) or (iv), and in connection with, or relating in any manner to the Securities or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage or liability arising out of or based upon any matter covered by clause (i), (ii), (iii) or (iv) above; PROVIDED, HOWEVER, that the Company shall not be liable under this clause (v) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage or liability resulted directly and solely from any such acts or failures to act undertaken or omitted to be taken by such Placement Agent through its gross negligence, bad faith or willful misconduct, and will reimburse each Placement Agent for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; and PROVIDED, FURTHER, that the Company shall not be liable under clause (ii) or (iii) to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus, or any such amendment or supplement, or in any Marketing Materials, in reliance upon and in conformity with written information furnished to the Company by the Placement Agent specifically for use in the preparation thereof; and PROVIDED, FURTHER, that the Company will not be liable to the Placement Agent under this Section 7(a) with respect to any loss, claim, damage or liability arising out of or based upon any untrue statement of a material fact or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in the Prospectus which is corrected in an amended Prospectus if the person asserting such loss, claim, damage or liability purchased any of the Securities but was not sent or given a copy of such amended Prospectus at or prior to the written confirmation of the sale of such Securities to such person.

                  In addition to its other obligations under this Section 7(a), the Company agrees that it will reimburse the Placement Agent for all reasonable legal fees or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, described in this Section 7(a), as such fees and expenses are incurred. To the extent that any portion, or all, of any such reimbursement payments or advances are held to have been improper by a court of competent jurisdiction, the Placement Agent shall be required to return such amounts to the Company within ten (10) days after receipt of written notice from such court of competent jurisdiction that such reimbursement payments were improper. Any such reimbursement payments not returned to the Company within such 10 day period shall accrue interest, compounded daily from such tenth day until such time of payment, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by U.S. Bank (the "PRIME RATE").

                  (b) INDEMNIFICATION OF THE COMPANY. The Placement Agent will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Placement Agent), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Placement Agent, specifically for use in the preparation thereof, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending against any such loss, claim, damage, liability or action. To the extent that any portion, or all, of any such reimbursement payments or advances are held to have been improper by a court of competent jurisdiction, the Company must return such amounts to the Placement Agent within ten (10) days after receipt of written notice from such court of competent jurisdiction that such reimbursement payments were improper. Any such reimbursement payments not returned to the Placement Agent within such 10 day period shall accrue interest, compounded daily from such tenth day until such time of payment, determined on the basis of the Prime Rate.

                  (c) NOTICE AND PROCEDURES. Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party except to the extent such indemnifying party has been materially prejudiced by such failure. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of the indemnifying party's election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; PROVIDED, HOWEVER, that if, in the sole judgment of the indemnified party, it is advisable for the indemnified party to be represented by separate counsel, the indemnified party shall have the right to employ a separate counsel to represent it, in which event the reasonable fees and expenses of such separate counsel shall be borne by the indemnified party or parties except to the extent that (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) the indemnifying party has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the indemnifying party and the position of the indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any such action, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties. An indemnifying party shall not be obligated under any settlement agreement relating to any action under this Section 7 to which it has not agreed in writing. In addition, no indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding unless such settlement includes an unconditional release of such indemnified party for all liability on claims that are the subject matter of the proceeding.

                  (d) CONTRIBUTION; LIMITATION ON LIABILITY. If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agent on the other from the offering of the Securities or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Placement Agent on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total placement agent commissions received by the Placement Agent, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Placement Agent and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Placement Agent agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation (even if the Placement Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), the Placement Agent shall not be required to contribute any amount in excess of the amount by which (x) the total price at which the Securities placed by it and distributed to the public were offered to the public exceeds (y) the amount of any damages that the Placement Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) NON-EXCLUSIVE REMEDIES. The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Placement Agent within the meaning of the Act; and the obligations of the Placement Agent under this Section 7 shall be in addition to any liability that the Placement Agent may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his consent, is named in the Registration Statement as about to become a director of the Company), to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

         8. REPRESENTATIONS AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties, and agreements of the Company herein or in certificates delivered pursuant hereto, and the agreements of the Placement Agent and the Company contained in Section 7 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Placement Agent or any controlling person thereof, or the Company or any of its officers, directors, or controlling persons and shall survive delivery of, and payment for, the Securities.

         9. TERMINATION.

                  (a) The Placement Agent shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time at or prior to the Closing Date, without liability on the part of the Placement Agent to the Company, if, prior to delivery and payment for the Securities (i) trading on or by any of the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market in the Company's Securities shall have been suspended or materially limited by the SEC or by NASD, (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) minimum or maximum prices for trading shall have been generally fixed, or maximum ranges for prices for securities shall have been required, on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market, by such exchange or by order of the Commission or any other governmental authority having jurisdiction, (iv) a general banking moratorium shall have been declared by federal or New York state authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States, (v) there shall have occurred any outbreak or escalation of hostilities or acts of terrorism within or outside the United States or there shall have been a declaration of a national emergency or war by the United States, (vi) any change in general economic, political or financial conditions in the United States or elsewhere or any other calamity or crisis, or (vii) there has been any Material Adverse Effect, if the effect of any such event specified in clause (v), (vi) or (vii), in the judgment of the Placement Agent, makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Securities on the Closing Date on the terms and in the manner contemplated by this Agreement and the Prospectus. Any such termination shall be without liability of any party to any other party except that the provisions of Section 5, Section 7 and Section 12 hereof shall at all times be effective notwithstanding such termination.

                  (b) If this Agreement shall be terminated pursuant to any of the provisions hereof (other than a termination of the Placement Agent's engagement pursuant to Section 9(a)), or if the sale of the Securities provided for herein is not consummated by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Placement Agent's obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will, subject to demand by the Placement Agent, reimburse the Placement Agent for all reasonable out-of-pocket disbursements (including reasonable fees and disbursements of counsel) incurred by the Placement Agent in connection with this Agreement and the proposed offering of the Securities.

         10. NOTICES. All statements, requests, notices and agreements hereunder shall be in writing, and:

         (a) if to the Placement Agent, shall be delivered or sent by mail, telex or facsimile transmission to Piper Jaffray & Co., U.S. Bancorp Center, 800 Nicollet Mall, Minneapolis, Minnesota 55402, Attention:
         James Martin, Esq. (Fax: 612-303-1410), with a copy to: Lowenstein Sandler PC, 1251 Avenue of the Americas, New York, New York 10020,
         Attention: Michael D. Maline, Esq. (Fax: 973-422-6873);

         (b) if to the Company shall be delivered or sent by mail, telex or facsimile transmission to Acacia Research Corporation, 500 Newport Center Drive, 7th Floor, Newport Beach, California 92660, Attention:
         Chief Financial Officer (Fax: 949-480-8301), with a copy to: Greenberg Traurig, LLP, 650 Town Center Drive, Suite 1700, Costa Mesa, California 92626, Attention: Raymond A. Lee, Esq. (Fax: 714-708-6501) and Steven Anapoell, Esq. (Fax: 714-708-6501). Any such notice shall be effective only upon receipt. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose

         11. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and shall be binding upon the Placement Agent, the Investors, the Company, and their respective successors and assigns and the controlling persons, officers and directors referred to in Section 7. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation, other than the persons, firms or corporations mentioned in the preceding sentence, any legal or equitable remedy or claim under or in respect of this Agreement, or any provision herein contained. The term "successors and assigns" as herein used shall not include any purchaser by reason merely of such purchase.

         12. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

         13. COUNTERPARTS. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

         14. . GENERAL PROVISIONS. Except for the Engagement Letter entered into between the Company and the Placement Agent in connection with the transactions contemplated herein, this Agreement, together with all exhibits and schedules hereto and thereto constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties with respect to the subject matter hereof. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

                            [Signature Page Follows]

                                                                      EXHIBIT __


         If the foregoing is in accordance with your understanding of the agreement between the Company and the Placement Agent, kindly indicate your acceptance in the space provided for that purpose below.

                               Very truly yours,


                               ACACIA RESEARCH CORPORATION


                               By:  /S/ PAUL R. RYAN
                                    -------------------------------------------
                                    Name: Paul R. Ryan
                                    Title: Chairman and Chief Executive Officer


Accepted as of the date first above written:

PIPER JAFFRAY & CO.


By:  /S/ DAVID W. STADINSKI
     ------------------------
     Name: David W. Stadinski
     Title: Principal

                             SCHEDULES AND EXHIBITS
                             ----------------------

Schedule I:   Subsidiaries of the Company

Exhibit A:    Form of Subscription Agreement

Exhibit B:    Form of Investor Warrant

Exhibit C:    Form of Lock-Up Agreement

Exhibit D:    List of Directors and Executive Officers Executing Lock-Up
              Agreements

Exhibit E:    Matters to be Covered in the Opinion of Corporate Counsel to the
              Company

Exhibit F:    Form of Written Statement of Corporate Counsel to the Company

                                            SCHEDULE I

                                    SUBSIDIARIES OF THE COMPANY

NAME                                             PERCENT OWNED      JURISDICTION OF INCORPORATION
----                                             -------------      -----------------------------
CombiMatrix Corporation                              100%                     Delaware

Soundview Technologies Incorporated                  100%                     Delaware

Acacia Media Technologies Corporation                100%                     Delaware

Advanced Material Sciences Inc.                       99%                     Delaware

CombiMatrix Molecular Diagnostics, Inc.              100%                     Delaware

CombiMatrix K.K.                                     100%                     Japan
                                       (held by CombiMatrix Corporation)



                                    EXHIBIT A

                         FORM OF SUBSCRIPTION AGREEMENT

                                    EXHIBIT B

                            FORM OF INVESTOR WARRANT

                                    EXHIBIT C

                            FORM OF LOCK-UP AGREEMENT

                                    EXHIBIT D

                    LIST OF DIRECTORS AND EXECUTIVE OFFICERS
                          EXECUTING LOCK-UP AGREEMENTS

Paul R. Ryan
Thomas B. Akin
Rigdon Currie
Fred A. de Boom
Edward W. Frykman
Robert L. Harris
G. Louis Graziadio
Amit Kumar
Clayton J. Haynes
Robert A. Berman

                                    EXHIBIT E

                          MATTERS TO BE COVERED IN THE
                        OPINION OF COUNSEL TO THE COMPANY

         1. The Company and each of its Subsidiaries is a corporation, validly existing and in good standing under the laws of the state of its respective incorporation. The Company has the corporate power and authority necessary to own or hold its properties, to conduct its business as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under the Placement Agency Agreement, the Investor Warrants, and the Subscription Agreements

         2. The Company has an authorized capitalization as set forth in the Registration Statement and the Prospectus and all of the outstanding shares of AR-CombiMatrix Common Stock of the Company as of immediately prior to the Closing are duly authorized, validly issued and fully paid and nonassessable; and to our knowledge, none of the outstanding shares of capital stock of the Company was issued in violation of any statutory, contractual preemptive or other similar rights of any securityholder of the Company.

         3. The Shares have been duly and validly authorized and, when issued and delivered to the Investors and paid for in accordance with the terms of the Placement Agency Agreement and the Subscription Agreements, will be validly issued, fully paid and nonassessable. The Investor Warrant Shares to be issued from time to time upon the exercise of the Investor Warrants have been duly and validly authorized and, upon payment of the exercise price in accordance with the terms of the Investor Warrants will be validly issued, fully paid and nonassessable. The Securities and the AR-CombiMatrix Common Stock conform as to legal matters to the description thereof contained in the Registration Statement and the Prospectus.

         4. The issuance of the Shares, the Investor Warrant Shares and the Placement Agent Warrant Shares is not subject to any statutory preemptive right or, to our knowledge, other similar rights of any securityholder of the Company.

         5. Each of the Placement Agency Agreement, the Investor Warrants, and the Subscription Agreements has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

         6. The execution of the Placement Agency Agreement, the Investor Warrants and the Subscription Agreements by the Company, and the consummation by the Company of the transactions contemplated thereunder to be consummated on the Closing Date, will not (a) result in any violation of or conflict with any provision of the Company's Certificate of Incorporation or Bylaws, (b) violate or conflict with the General Corporations Law of the State of Delaware or any statute of the United States or the State of California or any order, rule or regulation of any governmental agency or body of the United States or the State of California that in our experience is normally applicable to the transactions of the type contemplated by the Placement Agency Agreement or the Subscription Agreements.

         7. The Company is not in violation of any provision of its Certificate of Incorporation or its Bylaws and, to our knowledge, the Company is not in material default in the performance of any obligation, agreement, covenant or condition contained in any document filed as exhibit to the Registration Statement or incorporated by reference therein.

         8. No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under the Placement Agency Agreement, the Investor Warrants or the Subscription Agreements, except: (i) such as have been obtained under the Act and (ii) such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares by the Company, as to which we express no opinion:

         9. To our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any of its subsidiaries are parties, or to which the property of the Company or its subsidiaries are subject, before or brought by any court or governmental authority, arbitration board or tribunal, domestic or foreign, that is required to be described in the Prospectus and is not so described therein.

         10. Each of the Registration Statement and the Prospectus (other than the financial statements, schedules and other financial data included or incorporated by reference therein, as to which no opinion is expressed), on the date it was filed with the Commission, complied as to form in all material respects with the requirements of the Securities Act; and the documents incorporated by reference in the Registration Statement and the Prospectus (other than the financial statements, schedules and other financial data included or incorporated by reference therein, as to which no opinion is expressed), at the time they became effective or were filed with the Commission, complied in all material respects with the requirements of the Exchange Act and the rules and the rules and regulations of the Commission promulgate thereunder.

         11. The Company is not, and will not be after the giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, an "investment company" as defined in the Investment Company Act of 1940, as amended.

         12. The Registration Statement is effective under the Securities Act, and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefore have been initiated or threatened by the Commission and all filings required by Rule 424(b) and Rule 430(A) promulgated under the Securities Act have been made,

         13. To our knowledge, no person or entity has the right to require the registration of shares of AR-CombiMatrix Common Stock or other equity securities of the Company (including securities that are convertible into or exchangeable for the Company's equity securities) because of the filing or effectiveness of the Registration Statement or the completion of the Offering.

                                    EXHIBIT F

                          FORM OF WRITTEN STATEMENT OF
                        CORPORATE COUNSEL TO THE COMPANY

         In addition, such counsel shall state that, during the course of the preparation of the Prospectus Supplement, such counsel has participated in discussions and conferences with officers and other representatives of the Company, representatives of the independent public accountants, representatives of the Placement Agent and representatives of counsel for the Placement Agent, at which conferences the contents of the Registration Statement, Base Prospectus and Prospectus Supplement and related matters were discussed, and that, although such counsel has not independently verified and is not passing upon the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Base Prospectus and the Prospectus Supplement, on the basis of the foregoing, no information has come to such counsel's attention that has caused such counsel to believe that (except for financial statements and schedules and other financial data derived therefrom as to which such counsel need not express any view) (x) the Registration Statement, as of its effective date, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein not misleading or (y) the Base Prospectus or the Prospectus Supplement, as of their respective dates or the Closing Date, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.